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                                                                   EXHIBIT 10(J)

                                                                           DRAFT
                                                                         1-08-97

                         FIRST CHICAGO NBD CORPORATION


                          DEFERRED COMPENSATION PLAN


                           Effective January 1, 1997
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                         FIRST CHICAGO NBD CORPORATION                 DRAFT
                         -----------------------------                 1/08/97

                          DEFERRED COMPENSATION PLAN
                          --------------------------

                           Effective January 1, 1997



          1.   Purpose.  The purpose of the First Chicago NBD Corporation
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Deferred Compensation Plan is to permit eligible Employees of First Chicago NBD
Corporation and its subsidiaries and affiliates to elect to defer the payment of all or a portion of their Covered Compensation.

          2.   Definitions.
               -----------

               2.1   Beneficiary means any person or entity designated by a
                     -----------
Participant on a form provided by the Plan Administrator to receive benefits in the event of the death of the Participant. Each designation shall revoke a Participant's previous designations and shall be effective only when filed in writing with the Plan Administrator during the Participant's lifetime. If a Participant fails to designate a Beneficiary in the manner provided above, the Participant's account hereunder shall be distributed to the legal representative or representatives of the Participant's estate.

               2.2   Board means the Board of Directors of the Corporation,
                     -----
excluding any member who is an officer or Employee of the Corporation.
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               2.3   Corporation means First Chicago NBD Corporation or its
                     -----------
successor or successors and its fifty percent (50%) or more owned subsidiaries.

               2.4   Covered Compensation means ninety percent of the annual
                     --------------------
cash bonus or fifty percent the bi-weekly salary earned by a Participant and any other cash compensation designated by the Organization, Compensation and Nominating Committee of the Board as eligible for deferral.

               2.5   Effective Date means the effective date of this Plan,
                     --------------
January 1, 1997.

               2.6   Employee means an employee or retiree of the Corporation.
                     --------

               2.7   Exchange Act means the Securities Exchange Act of 1934, as
                     ------------
amended.

               2.8   FCC Plan means the First Chicago Compensation Deferral Plan
                     --------
as in existence immediately prior to the Effective Date.

               2.9   Investment Funds means those investment alternatives under
                     ----------------
the Plan which will be used to calculate the periodic investment experience of each Participant's account and shall be the investment alternatives offered under the First Chicago NBD Corporation Savings and Investment Plan or any other investment alternatives designated by the Organization, Compensation and Nominating Committee.

               2.10  NBD Plan means the NBD Bancorp, Inc. Executive Incentive
                     --------
Plan Deferred Compensation Program as in existence immediately prior to the Effective Date.

               2.11  Participant means either (a) an Employee who has met the
                     -----------
eligibility requirements of Section 3 to participate in the Plan and who has elected to defer all or a portion of Covered Compensation or (b) an individual whose account balance from another deferral plan is transferred to this Plan as described in Section 3.

               2.12  Plan means the First Chicago NBD Corporation Deferred
                     ----
Compensation Plan. This Plan is an amendment and restatement of the NBD Plan and the FCC
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Plan.

               2.13  Plan Administrator means Corporate Compensation; provided
                     ------------------
however, the Organization, Compensation and Nominating Committee of the Board shall be the Plan Administrator with respect to any Participant who is an "officer" as defined in Section 16 of the Exchange Act.

          3.   Eligibility.  The Organization, Compensation and Nominating
               -----------
Committee of the Board shall designate the Employees who are eligible to participate in this Plan. In addition, each individual with a balance under the NBD Plan or FCC Plan in effect prior to January 1, 1997 shall participate in this Plan to the extent of any deferred amounts which remain unpaid.

          Subject to the approval of the Plan Administrator, the Plan may accept the transfer of an individual's account balance or accrued benefit from another deferral plan maintained by the Corporation or an entity acquired by the Corporation at which time the individual will become a Participant to the extent of the transferred balance. Such transferred balance shall be credited to the Participant's account under this Plan and shall become subject to the terms and conditions of this Plan except that the timing of the distribution of such transferred balance (and subsequent earnings thereon) shall be governed by the Participant's election as filed under the prior plan except as otherwise determined by the Plan Administrator or permitted under this Plan.

          4.   Election to Defer Covered Compensation.
               --------------------------------------

               (a)   Initial Election to Defer.  Each eligible Employee may file
                     -------------------------
an irrevocable election to defer any portion of Covered Compensation until the January of a future calendar year or years which date must be at least six months after such Covered Compensation would otherwise be paid to the Employee. An Employee's election to defer must be in writing on a

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form prescribed by the Plan Administrator, must be filed with the Plan
Administrator on or before the date prescribed and must defer an amount which is at least equal to the minimum deferral amount as set by the Plan Administrator.

               (b)   Additional Deferral.  A Participant may elect on a one
                     -------------------
time basis with respect to any deferred amount of Covered Compensation to further defer the payment of such Covered Compensation provided such election to defer is made more than 12 months in advance of the payment of such deferred Covered Compensation (in the case of an installment payment, such election must be filed more than 12 months before the first installment is otherwise scheduled to be paid). In case of a Participant who retires before the end of the 12-month period and who is entitled to a distribution under Section 9, the election on file prior to the new 12-month election shall be effective.

          5.   Participant's Account.
               ---------------------
               (a) The amount of Covered Compensation which has been deferred shall be credited to a memorandum or book entry account maintained on behalf of the Participant. Amounts credited pursuant to this Plan are credited for bookkeeping purposes only, shall not represent either a cash deposit or actual shares or units in any of the Investment Funds, shall not give any Participant any special right in cash or shares held or owned by the Corporation, and shall not give rise to any cause of action by Participants against the Corporation, except at such time as the Participant shall become entitled to receive payment in cash in accordance with the terms of this Plan. The Plan Administrator shall furnish quarterly statements to Participants showing the balances in each of their Investment Funds as of the statement date.

               (b) Transferred balances which represent benefits from a plan, program or arrangement maintained solely for the purpose of providing retirement benefits for employees in

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excess of the limitations imposed by the Internal Revenue Code of 1986, as amended ("Code") (including Sections 401(a)(17), 401(k), 402(g) and 415 of the
Code) must be accounted for separately and may not be aggregated with other defined amounts.

          6.   Investment of Participant's Account.  A Participant shall elect
               -----------------------------------
to have his or her account treated as if invested in one of the Investment Funds. The Participant's account will be adjusted periodically to reflect the investment experience of the Investment Funds which the Participant elected. Each Participant may file an election with the Plan Administrator (on a form or in any other manner prescribed by the Plan Administrator) to reallocate the investment of his account among the Investment Funds. The frequency, timing and form of investment reallocation directions shall be limited in the same manner as under the First Chicago NBD Corporation Savings and Investment Plan. Any "Officer," as defined under Section 16 of the Exchange Act, may not invest his balance in the to First Chicago NBD Corporation common stock alternative.

          7.   Investment of Participant's Account - Pre-December 1, 1993
               ----------------------------------------------------------
Deferred Amounts.  Each Participant with amounts deferred under the FCC Plan as
----------------
in effect prior to December 1, 1993, shall continue to have the periodic investment experience of his account attributable to pre-December 1, 1993 deferrals calculated pursuant to the terms of his income deferral election in effect at the time of his deferral unless such Participant elects to participate in the Investment Funds (in which case such Participant shall become subject to Section 6).

          8.   Benefit.  A Participant shall be entitled to a distribution of
               -------
his account balance equal to the amount deferred, adjusted for the investment experience attributable to such deferred amounts had such amounts been invested in the Investment Funds as directed by the Participant.

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          9.   Distribution of Account Balances Pursuant to Participant's
               ----------------------------------------------------------
Election.  A Participant's account shall be distributed in cash only (and in no
--------
case in equity securities) and paid to the Participant, at the time or times elected or, if earlier, upon the Participant's retirement after attaining age 55 with 15 complete years of service (complete years of service shall be defined in the same manner as service is defined for purposes of determining pay-based credits under the Corporation's Personal Pension Account Plan). A Participant, at the time he files an election to defer, may elect to receive payment in (a) a lump sum payment or (b) a series of substantially equal monthly, quarterly or annual installments over a period of time not exceeding fifteen (15) years (each installment shall be determined by dividing the Participant's remaining balance which is subject to the election by the number of payments remaining).

          10.  Distribution upon Participant's Death or Termination of
               -------------------------------------------------------
Employment.  If prior to the distribution of the entire account balance under
----------
this Plan, a Participant (a) dies or (b) terminates employment before attaining age 55 with 15 complete years of service (complete years of service shall be defined in the same manner as service is defined for purposes of determining pay-based credits under the Corporation's Personal Pension Account Plan), then the remaining account balance will be distributed in cash in the form of a single lump sum payment to either (i) the Beneficiary, in the case of the Participant's death, or (ii) the Participant, in the case of termination of employment; however, in the case of a Participant whose account balance (or a portion thereof) is transferred from another deferral plan maintained by the Corporation or an entity acquired by the Corporation, the portion of such Participant's account balance attributable to the transferred account balance will be distributed in cash pursuant to the terms of the deferral election as filed with respect to the transferred balance.

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          11.  Emergency Payments.
               ------------------

               (a) In the event of an unforeseeable emergency as determined hereunder, the Plan Administrator may authorize the distribution of all or a portion of the Participant's account, without regard to the payment dates provided in paragraph 4, but only if the Plan Administrator determines that such action is necessary to prevent severe financial hardship to the Participant. Such action shall be taken only if a Participant (or his legal representatives or successors) shall sign an application describing fully the circumstances which are deemed to justify the payment, together with an estimate of the amounts necessary to prevent severe financial hardship. Each such application shall be approved by the Plan Administrator, who shall certify that according to the best of his knowledge and belief the statements on the application are true. In the case of a distribution pursuant to this Section 11(a), the Participant may not elect to defer Covered Compensation for 12 months following receipt of the payment.

               (b) For the purpose of this paragraph 11, the term "unforeseeable emergency" shall mean a severe financial hardship to a Participant or his dependents (as defined in section 152(a) of the Internal Revenue Code of 1986, as amended), loss of a Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances beyond the Participant's control. Hardship payments shall only be made to the extent necessary to satisfy the emergency need, and shall not be made to the extent that the hardship is or may be relieved through other means, including reimbursement or compensation, by insurance or otherwise, or by cessation of deferrals pursuant to this Plan.


               (c) Upon the request of a Participant, the Plan Administrator may also authorize the distribution of all or a portion of the Participant's account, without regard to the payment dates provided in paragraph 4, provided the portion of the Participant's account from which such distribution is made is first reduced by an amount that shall equal the greater of either (i) 10%

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of the applicable portion of the Participant's account, (ii) 125% of the interest rate The First National Bank of Chicago announces from time to time as its corporate base rate multiplied by the applicable portion of the Participant's account or (iii) a "substantial penalty" as determined by the Plan Administrator upon advice of counsel so as to assure there is no constructive receipt of Participants' accounts under the Plan.

          12.  Acceleration of Payment.  The inside directors of the Corporation
               -----------------------
may, in their sole discretion, accelerate any payment under this Plan for any Participants who are not "officers" as defined under Section 16 of the Exchange Act.

          The Organization, Compensation and Nominating Committee of the Board of Directors of the Corporation may, in its sole discretion, accelerate any payment under this Plan for Participants who are "officers" defined under
Section 16 of the Exchange Act.

          13.  Valuation of Account Prior to Distribution.  A Participant's
               ------------------------------------------
distributable account shall be valued as of the beginning of the month of payment.

          14.  Administration.  This Plan shall be administered by the Plan
               --------------
Administrator and its decision on any matter involving the interpretation of the Plan shall be binding on everyone; provided, however, that the Plan Administrator may not take any action with respect to any benefits payable to the Plan Administrator under the Plan unless such action could have been taken even if he were not the Plan Administrator. The Plan Administrator shall have the responsibility, and the full power and authority, to administer the Plan and, within the limits provided by the Plan:

               (a) To determine, in its sole discretion, all questions arising concerning the construction and interpretation of the Plan and in its administration, including, but not by way of

                                       8
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limitation, the determination of the rights of eligibility under the Plan of employees, Participants, and Beneficiaries, and the amount of their respective benefits, and to interpret and remedy, if necessary, ambiguities, inconsistencies, or omissions;

               (b) To adopt such rules and regulations as it may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its purpose;

               (c) To enforce the Plan, in accordance with its terms and with the Plan Administrator's rules and regulations; and

               (d) To do all other acts, in its judgment necessary or desirable, for the proper and advantageous administration of the Plan.

          15.  Miscellaneous.
               -------------

               15.1  Prohibition of Alienation.  Benefits under the Plan may not
                     -------------------------
be anticipated, alienated, assigned or encumbered and any attempt to do so shall be void.

               15.2  Litigation by Participants or Other Persons.  To the extent
                     -------------------------------------------
permitted by law, if a legal action begun against the Corporation or an Employee or director thereof, or the Board, or any member thereof, by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a grant payable to a Participant or Beneficiary, the cost to the Corporation or Employee or director thereof, or the Board or any member thereof, of defending the action will be charged to the extent possible to the sums, if any, that were involved in the action or were payable to, or on account of, the Participant or Beneficiary concerned.

               15.3  Indemnification.  Any person who is or was a director,
                     ---------------
officer, or Employee of the Corporation and each member of the Board shall be indemnified and saved harmless by the Corporation from and against any and all liability or claims of liability to which

                                       9
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such person may be subjected by reason of any act done or omitted to be done in good faith with respect to the administration of the Plan, including all expenses reasonably incurred in the Participant's defense in the event that the Corporation fails to provide such defense.

               15.4  Rights to Employment.  Participation in the Plan shall not
                     --------------------
confer upon any Participant any right with respect to continued employment by the Corporation.

               15.5  Expenses.  All expenses of administering the Plan shall be
                     --------
borne by the Corporation.

               15.6  Other Plans.  Nothing contained herein shall prevent the
                     -----------
Corporation from establishing or maintaining other plans in which Participants in this Plan may also participate.

               15.7  Facility of Payment.  When, in the Plan Administrator's
                     -------------------
opinion, a Participant or Beneficiary is under a legal disability or incapacitated in any way so to be unable to manage the Participant's or Beneficiary's financial affairs, the Plan Administrator may direct that the amount of the Participant's or Beneficiary's payment hereunder be made to the Participant's or Beneficiary's legal representative or to another person for such Participant's or Beneficiary's benefit, or the Plan Administrator may direct that such amount be applied for the benefit of the Participant or Beneficiary in any way the Plan Administrator considers advisable.

               15.8  Notices.  Any communication, statement or notice addressed
                     -------
to a Participant at the Participant's last post office address shown on his employer's records, will be binding upon the Participant for all purposes of the Plan. Neither the Plan Administrator nor the Corporation shall be obliged to search for or ascertain the whereabouts of any Participant. For purposes of this section 15.8, the term "Participant" includes any person entitled by reason of a Participant's death or legal disability to that Participant's deferred Covered Compensation under the Plan.

               15.9  Records.  All records held by Corporation Compensation with
                     -------
respect

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

to an Employee shall be binding upon everyone for purposes of the Plan.

          16.  Amendment and Termination.  The Corporation, by a resolution of
               -------------------------
the Organization, Compensation and Nominating Committee of the Board, may amend or terminate the Plan at any time; provided, however, that, except as may otherwise be required by law, no such amendment to or termination of the Plan shall reduce the benefits to which a Participant (or his Beneficiary) is entitled under the Plan as of the date of such amendment or termination. The Chief Executive Officer or the Head of Human Resources may amend the Plan in any non-material respect. Whether the amendment is material or not shall be determined by Chief Executive Officer or Head of Human Resources in his sole discretion.

          17.  Financing of Plan Benefits.  Any benefits payable to a
               --------------------------
Participant under the Plan shall be financed from the general assets of his employer, and no Participant, or group of Participants, shall acquire any claim upon any specific asset of an employer solely by reason of his being a Participant in the Plan. This paragraph shall not prohibit the Corporation from transferring assets to a grantor trust for the purpose of providing benefits hereunder, which grantor trust shall remain subject to the claims of creditors. The accounting and recordkeeping of this Plan shall be entirely separate from any other plan.

          18.  Gender and Number.  Words denoting the masculine gender shall
               -----------------
include the feminine and neuter genders, the singular shall include the plural and the plural shall include the singular wherever required by the context.

          19.  Benefits Intended for Select Group of Management or Highly
               ----------------------------------------------------------
Compensated
-----------

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Employees. This Plan is intended to be maintained primarily for the purpose of
---------
providing deferred compensation for a select group of management or highly compensated employees and shall be interpreted and administered accordingly.

          20.  Controlling Laws.  To the extent not superseded by Federal law,
               ----------------
the laws of Illinois, without regard to its laws of conflict, shall be controlling in all matters relating to the Plan.

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